Exhibit 10.474

Henry Town Center

McDonough, Georgia

Eighth Amendment to Agreement

EIGHTH AMENDMENT TO AGREEMENT

THIS EIGHTH AMENDMENT TO AGREEMENT (the “Eighth Amendment”) is made and entered into as of the 1st day of December, 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company. ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company. JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sale and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Buyer and Seller agree as follows:

1.               If on or prior to December 23, 2004: (i) Lender’s rating agency does not approve the assumption of the Loan by Buyer in the manner described in Section 10(c) of the Agreement and/or (ii) Lender’s rating agency imposes new conditions upon Buyer in connection with approval of the Loan assumption; and/or (iii) final receipt and execution of loan assumption documents and satisfaction of all Closing conditions imposed by Lender to Buyer and Seller (collectively, the “Financing Approval Contingency”), then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time December 23, 2004. Seller or its affiliates must be released from any ongoing liabilities under the Loan or any related guaranty agreements.

2.               Section 2(a) of the Agreement (Closing) is hereby amended and restated as follows: “The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur via mail at the Chicago, Illinois office of the Title Company (as hereinafter defined), on December 23, 2004.”

3.               This Eighth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Eighth Amendment.  Each person executing this Eighth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Eighth Amendment.  Any counterpart to this Eighth Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Eighth Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Eighth Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

2

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA, LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinos corporation

By:	/s/ Jason A. Lazarus
Name:	Jason A. Lazarus
Title:	V.P.

3

Henry Town Center

McDonough, Georgia

Seventh Amendment to Agreement

SEVENTH AMENDMENT TO AGREEMENT

THIS SEVENTH AMENDMENT TO AGREEMENT (the “Seventh Amendment”) is made and entered into as of the 29th day of November, 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sale and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               If on or prior to December 1, 2004: (i) Lender does not approve the assumption of the Loan by Buyer in the manner described in Section 10(e) of the Agreement; and/or (ii) Buyer does not agree upon the terms of the Loan assumption in the manner described in Section 10(e) of the Agreement (collectively, the “Financing Approval Contingency”), then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time December 1, 2004, Seller or its affiliates must be released from any ongoing liabilities under the Loan or any related guaranty agreements.

2.               Section 2(a) of the Agreement (Closing) is hereby amended and restated as follows: “The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur via mail at the Chicago,

Illinois office of the Title Company (as hereinafter defined), on December 23, 2004.”

3.               This Seventh Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Seventh Amendment. Each person executing this Seventh Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Seventh Amendment. Any counterpart to this Seventh Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Seventh Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Seventh Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

2

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ Jason A. Lazarus
Name:	Jason A. Lazarus
Title:	V.P.

3

Henry Town Center

McDonough, Georgia

Sixth Amendment to Agreement

SIXTH AMENDMENT TO AGREEMENT

THIS SIXTH AMENDMENT TO AGREEMENT (the “Sixth Amendment”) is made and entered into as of the 27th day of September 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sale and purchase of the property commonly known as Henry Town Center Located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               Section 10(e)(ii) of the Agreement is hereby amended by deleting the following described language therefrom “...(as determined by Buyer during the Due Diligence Period)...”

2.               If on or prior to November 29, 2004: (i) Lender does not approve the assumption of the Loan by Buyer in the manner described in Section 10(e) of the Agreement: and/or (ii) Buyer does not agree upon the terms of the Loan assumption in the manner described in Section 10(e) of the Agreement (collectively, the “Financing Approval Contingency”), then Buyer may terminate this Agreement provided that written notice therof is received by Seller on or prior to 10:00 P.M., Chicago time November 29, 2004.  Seller or its affiliates must be released from any ongoing liabilities under the Loan or any related guaranty agreements.

3.               Section 2(a) of the Agreement (Closing) is hereby amended and restated as follows: “The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur via mail at the Chicago, Illinois office of the Title Company (as hereinafter defined), on December 21, 2004.”

4.               The introductory paragraph of Agreement Section 3. Consideration. Is hereby amended and restated as follows: “The consideration to be paid to Seller by Buyer for the purchase of the Property (the “Purchase Price”) shall be the sum of Sixty-one Million Three Hundred Ninety-six Thousand Six Hundred Ninety-five and no/100 Dollars ($61,396,695.00). The Purchase Price shall be satisfied as follows:”

5.               This Sixth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Sixth Amendment. Each person executing this Sixth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Sixth Amendment. Any counterpart to this Sixth Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Sixth Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Sixth Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

2

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ Jason A. Lazarus, Authorized Agent
Name:	Jason A. Lazarus
Title:	Vice President

3

Henry Town Center

McDonough, Georgia

Fifth Amendment to Agreement

FIFTH AMENDMENT TO AGREEMENT

THIS FIFTH AMENDMENT TO AGREEMENT (the “Fifth Amendment”) is made and entered into as of the 27th day of September 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sale and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               If Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections described immediately below, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time on or before September 29, 2004: (a) approval (in the manner described by Section 10(e) of the Agreement) by Buyer of Loan and assumption documents to be entered into by and among Buyer, Seller and Lender, and (b) reconciliation and approval by Buyer of Property operating income and expenses.

2.               This Fifth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fifth Amendment. Each person executing this Fifth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fifth Amendment. Any counterpart to this Fifth Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Fifth Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Fifth Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA, LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ Jason A. Lazarus, Authorized Agent
Name:	Jason A. Lazarus
Title:	Vice President

2

Henry Town Center

McDonough, Georgia

Fourth Amendment to Agreement

FOURTH AMENDMENT TO AGREEMENT

THIS FOURTH AMENDMENT TO AGREEMENT (the “Fourth Amendment”) is made and entered into as of the 24th day of September 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sale and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               If Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections described immediately below, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time on or before September 27, 2004; (a) approval (in the manner described by Section 10(e) of the Agreement) by Buyer of Loan and assumption documents to be entered into by and among Buyer, Seller and Lender; and (b) reconciliation and approval by Buyer of Property operating income and expenses.

2.               This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fourth Amendment. Each person executing this Fourth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fourth Amendment. Any counterpart to this Fourth Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Fourth Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Fourth Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA, LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ Jason A. Lazarus, Authorized Agent
Name:	Jason A. Lazarus
Title:	Acqusitions Officer

2

Henry Town Center

McDonough, Georgia

Third Amendment to Agreement

THIRD AMENDMENT TO AGREEMENT

THIS THIRD AMENDMENT TO AGREEMENT (the “Third Amendment”) is made and entered into as of the 17th day of September 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sale and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               If Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections described immediately below, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time on or before September 24, 2004: (a) approval (in the manner described by Section 10(e) of the Agreement) by Buyer of Loan and assumption documents to be entered into by and among Buyer, Seller and Lender; and (b) reconciliation and approval by Buyer of Property operating income and expenses.

2.               This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Third Amendment. Each person executing this Third Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Third Amendment. Any counterpart to this Third Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Third Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Third Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA, LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

2

Henry Town Center

McDonough, Georgia

Second Amendment to Agreement

SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO AGREEMENT (the “Second Amendment”) is made and entered into as of the 15th day of September 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”), for the sole and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               If Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections described immediately below, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time on or before September 17, 2004: (a) approval (in the manner described by Section 10(e) of the Agreement) by Buyer of Loan and assumption documents to be entered into by and among Buyer, Seller and Lender; and (b) reconciliation and approval by Buyer of Property operating income and expenses.

2.               This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Second Amendment. Each person executing this Second Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Second Amendment. Any counterpart to this Second Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Second Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Second Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA, LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell

Title: Authorized Signatory for all Co-Tenant Sellers

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ Jason A. Lazarus, Authorized Agent
Name:	Jason A. Lazarus
Title:	Acquisition Officer

2

Henry Town Center

McDonough, Georgia

Amendment to Agreement

AMENDMENT TO AGREEMENT

THIS AMENDMENT TO AGREEMENT (the “Amendment”) is made and entered into as of the 1st of September 2004, by and between Henry Town Center, LLC, a Georgia limited liability company, Alpha Seven, LLC, a Delaware limited liability company, Elliston Henry Town Center, LLC, a Delaware limited liability company, Owen Henry Town Center, LLC, a Delaware limited liability company, DSCongdonA, LLC, a Delaware limited liability company, JWCongdonA, LLC, a Delaware limited liability company, KCVanstoryA, LLC, a Delaware limited liability company, ALCongdonA, LLC, a Delaware limited liability company, SCTerryA, LLC, a Delaware limited liability company, JRCongdonA, Jr., LLC, a Delaware limited limited liability company, Spence Henry Town Center, LLC, a Delaware limited liability company, and Jay Henry Town Center, LLC, a Delaware limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, as amended (the “Agreement”) for the sale and purchase of the property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.               Subject to the terms of Paragraph 2, hereof, “Buyer’s Rights to Terminate this Agreement,” as defined in Section 7 of the Agreement is hereby amended by deleting the date of “September 1, 2004” in the 5th line of Section 7 (a) thereof, and inserting the date “September 8, 2004,” for the purpose of Buyer’s approval of the following: (a) receipt of a satisfactory zoning letter from the local municipality; and (b) review and approval of the Preliminary Commitment, exception documents, and the Survey, all in accordance with the terms of the Agreement.

2.               If Buyer is not satisfied for any reason, or for no reason, in any respect in the judgment of Buyer, with the results of its inspections described immediately below, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time on or before September 15, 2004: (a) approval (in the manner described by Section 10(e) of the Agreement) by Buyer of Loan and assumption documents to be entered into by and among Buyer, Seller and Lender; and (b) reconciliation and approval by Buyer of Property operating income and expenses; and (c)

documentation of existing roof warranty information and assignment of roof Buyer; and (d) evidence of property insurance for Belk.

3.               Section 2(a) of the Agreement is hereby amended and restated as follows: “The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur via mail at the Chicago, Illinois office of the Title Company (as hereinafter defined), on December 21, 2004.”

4.               The fourth (4th) sentence of Section 18(m) of the Agreement is hereby deleted in its entirety.

5.               This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Amendment. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Amendment, and as previously amended, the Agreement shall remain unmodified and in full force and effect.

Seller:

HENRY TOWN CENTER, LLC,
ALPHA SEVEN, LLC,
ELLISTON HENRY TOWN CENTER, LLC,
OWEN HENRY TOWN CENTER, LLC,
DSCONGDONA, LLC, JWCONGDONA, LLC,
KCVANSTORYA, LLC, ALCONGDONA, LLC,
SCTERRYA, LLC, JRCONGDONA, JR., LLC,
SPENCE HENRY TOWN CENTER, LLC,
JAY HENRY TOWN CENTER, LLC

By:	/s/ Steven D. Bell
Name: Steven D. Bell
Title: Authorized Signatory for all Co-Tenant Sellers

2

Except as modified herein by this Amendment, the Agreement shall remain unmodified and in full force and effect.

Seller:

HENRY TOWN CENTER, LLC, a Georgia limited liability company

By:
Name:
Title:

Purchaser:

INLAND REAL ESTATE ACQUSITIONS, INC., an Illinois corporation

By:	/s/ Jason A. Lazarus, Authorized Agent
Name:	Jason A. Lazarus
Title:	Acquisition Officer

2

Henry Town Center

McDonough, Georgia

Amendment to Agreement

AMENDMENT TO AGREEMENT

THIS AMENDMENT TO AGREEMENT (the “Amendment”) is made and entered into as of the 31st day of August 2004, by and between HENRY TOWN CENTER, LLC, a Georgia limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale of Shopping Center dated July 29, 2004, the (“Agreement”), for the sale and purchase of property commonly known as Henry Town Center located in McDonough, Georgia, as legally described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller as follows:

1.               The “Buyer’s Rights to Terminate this Agreement,” as defined in Section 7 of the Agreement is hereby amended by deleting the date of “August 31, 2004” in the 5th line of Section 7(a) thereof, and inserting the date of “September 1, 2004,”

2.               This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Amendment. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties. Defined terms utilized in the Amendment shall have the meaning ascribed to them by the Agreement.

Except as modified herein by this Amendment, the Agreement shall remain unmodified and in Full force and effect.

Seller:		Purchaser:

HENRY TOWN CENTER LLC, a Georgia limited liability company		INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Edward M. Harrington
Name:		By:
Title:		Name:
Title:

Henry Town Center

McDonough, Georgia

AGREEMENT OF PURCHASE AND SALE OF SHOPPING CENTER

(Henry Town Center, McDonough, Georgia)

This Agreement of Purchase and Sale of Real Property (the “Agreement”) is dated as of the 29th day of July, 2004 (the “Effective Date”) and is entered into by the following parties:

SELLER :              Described upon Schedule A, attached hereto and made a part hereof

BUYER :                Inland Real Estate Acquisitions, Inc. an Illinois corporation, or its nominee

1.             The Property.

The property to be purchased by Buyer shall consist of the following: (a) that certain real property legally described on Exhibit A attached hereto, consisting of approximately 62.52 acres of land, and 444,295 square feet of net rentable square feet, and located on the northwest corner of US Interstate Highway I-75 and Jonesboro Road, McDonough, Georgia and commonly known as Henry Town Center Shopping Center (the “Property”), (b) all of the right, title and interest of Seller in, to and under all Leases (as defined in subsection 5(a) below) of the Property, (c) all improvements located upon the Property, (d) all personal property, if any, owned by Seller and used in connection with the Property, (e) all shrubs, trees, plants and other landscaping located upon the Property, (f) all easements, rights of way, and other rights appurtenant to the Property, and (g) all of the right, title and interest of Seller in and to the name Henry Town Center Shopping Center.

Seller has financed the Property with a permanent loan in the original principal amount of $36,000,000.00, and a current principal balance of approximately $36,000,000.00 as of July 15, 2004 (the “Loan”) from Wachovia Bank (“Lender”), The Loan is evidenced by a Promissory Note dated January 8, 2003 (the “Note”) payable to the order of Lender. The Note is secured by (a) a Deed to Secure Debt (the “Mortgage”), (b) an Assignment of Leases and Rents (the “Assignment”), (c) a Environmental Indemnity (the “Indemnity”), (d) an Indemnity and Guaranty Agreement (the “Guaranty”) from Steven D. Bell & Co. (“SDB”), and (e) UCC Financing Statements (the “UCC-1’s”), all dated January 8, 2003 in favor of Lender. The Note, Mortgage, Assignment, Indemnity, Guaranty, and UCC- 1’s are collectively referenced herein as the “Loan Documents”.

2.             Closing; Escrow.

(a)  The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur via mail at the Chicago, Illinois office of the Title Company (as hereinafter defined), on October 14, 2004 (subject to Seller’s right to delay Closing as hereinafter provided in Section 18(m), hereof).

(b)  The Closing shall occur in accordance with the general provisions of the usual form of deed and money escrow agreement then in use by the Title Company with such special provisions inserted in the escrow agreement as may be required to conform with this Agreement. Upon the creation of such escrow, anything herein to the contrary notwithstanding, payment of the Purchase Price (as hereinafter defined) and delivery of the deed shall be made through the escrow and the Earnest Money (as hereinafter defined) shall be deposited into the escrow. Counsel for the respective parties are hereby authorized to execute the escrow trust instructions, as well as amendments thereto. Each of Seller and Buyer agrees to comply with the requirements of the Title Company relative to closing the transaction contemplated by this Agreement as a so-called “NY Style” closing. The cost of the escrow, and all “NY Style” closing fees, shall be divided equally between Seller and Buyer.

3.             Consideration.

The consideration to be paid to Seller by Buyer for the purchase of the Property (the “Purchase Price”) shall be the sum of Sixty-two Million Three Hundred Sixty Thousand and no/100 Dollars ($62,360,000.00). The Purchase Price shall be satisfied as follows:

(a)  Buyer shall deposit with Chicago Title and Trust Company, 171 North Clark Street, Chicago, Illinois Attention: Nancy Castro, Assistant Vice President (the “Earnest Money Escrowee”), an earnest money check in the amount of One Million and no/100 Dollars ($1,000,000.00) (the “Earnest Money”) within 2-business days of the full execution of this Agreement, for the mutual benefit of the parties.  The disposition of the Earnest Money shall be governed by the terms of this Agreement from and after the date hereof. In the event the Earnest Money Escrowee receives Buyer’s written notice that Buyer has elected to terminate this Agreement in accordance with the terms of the Agreement, the Earnest Money and any interest earned thereon shall be returned to Buyer. The Earnest Money, at Buyer’s option, shall be held by the Earnest Money Escrowee in an interest bearing account (any interest shall be paid to Buyer). At Buyer’s option, the Earnest Money shall either, be applied to the Purchase Price and paid to Seller in cash at Closing; or the full amount of the Purchase Price (after adjustments and credits) shall be funded by Buyer and the Earnest Money shall be released to Buyer.

(b)  At Closing, a cash payment in the amount of the purchase Price plus or minus prorations, credits and adjustments as provided in Section 8 and elsewhere in this Agreement, and also upon assumption of the Loan Documents, and the obligations of Seller thereunder, by Buyer at Closing, the balance due under the Note (the outstanding principal balance under the Note as of the date of Closing, plus accrued and unpaid interest under the Note through the date of Closing pursuant to the proration of interest under Sections 8(e) and 10(e), below) shall be credited against the Purchase Price, by wire transfer or other immediately available United States funds.

4.             Inspection Rights.

From and after the date hereof through the expiration of the Due Diligence Period (as hereinafter defined), Buyer may cause one or more surveyors, engineers, architects, auditors, appraisers and/or other experts of its choice to inspect any documents related to the Property and to inspect, examine, survey, obtain engineering inspections on, obtain Phase I environmental reports for, appraise, audit and otherwise perform such non-invasive investigation activities which, in the opinion of Buyer, are necessary to determine the condition of the Property and to determine the suitability of the Property for the uses and investment intended by Buyer; except that, notwithstanding the foregoing, in conducting such activities, Buyer shall not unreasonably interfere with the business of Seller or the business of Seller’s tenants. Buyer shall defend, indemnify and hold harmless Seller from and against any and all liability, loss, cost, expense and damage (including, without limitation, reasonable attorneys’ fees) suffered or incurred by Seller and caused by Buyer or its representatives or any of their respective employees or agents in connection with such activities, and, without limitation of the foregoing, Buyer shall repair any damage to the Property caused by any such activities. Buyer shall provide Seller with an insurance certificate prior to its entry onto the Property for the purposes described by this Section 4. Seller agrees to make its books and records relating to the Property available for inspection and audit by Buyer or its agents and Seller further agrees to make such representations as may be required by Buyer’s auditors in order for such auditors to issue a certified audit, at Buyer’s sole cost and expense, of the Property’s operations. Buyer may review and make copies of any of Seller’s files, books and records relating to the Property. Buyer agrees that all confidential information received from Seller and relating to the Property shall be held in confidence (except as disclosure may be required by law) whether or not this Agreement is terminated for any reason.

5.             Seller’s Required Pre-Closing Deliveries

Within five (5) days of the Effective Date Seller shall deliver to Buyer (or make available to Buyer at the

Property) the following (which, along with the Preliminary Commitment referred to in subsection 6(a) hereof and the Survey (as hereinafter defined), are referred to herein as “Pre-Closing Deliveries”):

(a)  copy of the leases described upon the Rent Roll attached hereto as Exhibit E, and made a part hereof (respectively, the “Lease,” and collectively, the “Leases”) affecting the Property (and subleases and license agreements in Seller’s possession) together with all modifications and amendments thereof;

(b)  a certification from Seller (pursuant to the terms of the Rent Roll) setting forth the name of each tenant at the Property and the date of the Leases and any modifications or amendments thereto, the amount of rent payable by each tenant throughout the term of its respective Lease, any concessions granted to the tenants, the amount of security deposits, if any, (or a certification that Seller is not holding any security deposits), the expiration date of the Leases, and the existence of any options to renew or extend the term of the Leases or to purchase all or any part of the Property and such information with respect to any subtenant if Seller has knowledge thereof;

(c)  a certification by Seller that there are no employees at the Property;

(d)  a certification by Seller that, other than as disclosed to Buyer, there are no service agreements, maintenance contracts or other similar agreements affecting the Property;

(e)  copies of the most recent tax bill for the Property, together with copies of any notice of assessments received by Seller, or any other information relative to taxes assessed against the Property;

(f)  copies, if any, of any environmental reports, architectural drawings, plans and specs or any similar document in Seller’s possession relating to the Property, or in the alternative, a certification from Seller that no such reports, drawings, plans or specifications are in Seller’s possession;

(g)  a certification from Seller that there is no personal property located at the Property;

(h)  the most current survey of the Property and a copy of the most current title commitment or owner’s title insurance policy relative to the Property, if any, that are in Seller’s possession or control;

(i)  copies of any insurance policies or certificates insuring the Property, whether purchased by Seller or by the tenants under the Leases;

(j)  copies of certificates of occupancy for each tenant at the Property and copies of any building code violations received by Seller with respect to the Property during the last two years and evidence reasonably acceptable to Buyer that such violations have been corrected, or a certification from Seller that it has not received any notice of building code violations;

(k)  the materials described on Buyer’s Due Diligence Checklist, attached hereto as Exhibit F, and made a part hereof;

(l)  full and complete copies of the Loan Documents; and

(m)  as applicable (depending upon the number of years the Property has been operating), an operating statement for the Property for the two calendar years prior to the year of the Effective Date hereof, and monthly operating statements for the Property for each month of the year of the Effective Date. Such statements shall include reasonable detail of all items of income and expense, as well as all items of capital expenditures made during the relevant periods.

6.             Title and Survey Matters.

(a)  Preliminary Title Report; Permitted Exceptions.

Buyer shall, at Seller’s expense (as hereinafter provided in Section 9, hereof), as soon as practicable after the Effective Date of this Agreement, furnish to Buyer and Seller a preliminary commitment for title insurance dated not sooner than the Effective Date and applicable to the Property (the “Preliminary Commitment”) issued by Chicago Title Insurance Company (the “Title Company”). Such Preliminary Commitment shall show title to the Property being vested in Seller, and subject only to “Permitted Exceptions.” The Title Company shall also provide to Buyer copies of all plats and other documents constituting title exceptions as disclosed in the Preliminary Commitment. In addition to the Permitted Exceptions, the Preliminary Commitment may show other exceptions to title; however, such other exceptions shall be removed by Seller at Seller’s sole cost and expense prior to Closing. As used in this Agreement, the term “Permitted Exceptions” shall mean and refer to:

(i) general real estate taxes not due and payable;

(ii) the Leases and any modifications or amendments of the Leases, and any subleases of which Seller has provided notice of the existence to same to Buyer;

(iii) the Loan Documents; and

(iv) any covenants, conditions, restrictions, easements or other rights affecting title to the Property, disclosed on the Preliminary Commitment and approved by Buyer within the last to occur of: (A) Buyer’s receipt of the Survey, Preliminary Commitment and copies of all documents of record, and (B) the expiration of the Due Diligence Period.

Notwithstanding the foregoing, as used in this Agreement, the “Permitted Exceptions” shall not include: (i) any claims against title as may be apparent from the Survey (“Survey Defects”); or (ii) any mortgage lien, mechanics’ lien or judgment lien against the Property. In the event any such survey defect or mortgage lien, mechanics’ lien or judgment lien appears on the Preliminary Commitment or the survey or otherwise arises with respect to the Property on or prior to the Closing, Seller shall, at its expense and on or prior to the Closing, cause such Survey Defect or mortgage lien, mechanics’ lien or judgment lien to be removed from the Survey and/or title insurance policy, as applicable, to be delivered to Buyer at the Closing, either by correcting the condition causing such Survey Defect or satisfying such lien out of the proceeds payable to Seller at the Closing or by causing the Title Company to insure over such Survey Defect, mortgage lien, mechanics’ lien or judgment lien, as applicable. If Seller is unable to cure a Survey Defect, Buyer shall have the right to either: (A) close the transaction notwithstanding the Survey Defect, or (B) terminate this Agreement and immediately receive a return of the Earnest Money.

(b)  Manner of Conveyance; Identity of Grantee.

At Closing, Seller shall deliver to Buyer a Special Warranty Deed with respect to the Property. On or prior to ten (10) days prior to the Closing date, Buyer shall, subject to subsection 18(h) below, notify Seller in writing of the identity of Buyer’s grantee for the Property.

(c)  Survey.

Seller shall, at Seller’s expense (as hereinafter provided) as soon as practicable after the Effective Date, obtain an update to Seller’s existing as-built survey of the Property, and containing a certification in the form attached hereto as Exhibit H, and made a part hereof, and containing such Table A Options as therein described (the “Survey”). In addition, the Survey shall indicate whether or not the Property or any part thereof is located within a flood plain area, and the surveyor shall prepare and deliver elevation certificates in favor of Buyer. The Survey shall be certified to the Title Company, Buyer, Buyer’s lender, and Buyer’s grantee, if applicable and if the name of which has been provided to Seller.

(d)  Title Insurance Policy.

As a condition precedent to Buyer’s obligation to close the transactions contemplated hereby, at Closing, Buyer shall be able to obtain, at the sole cost and expense of Seller (subject to the terms of Section 9, hereof), an owner’s title insurance policy for the Property in the most current ALTA form issued by the Title Company, in the amount of the Purchase Price and showing title to the Property in Buyer’s designated nominee (as identified pursuant to subsection 6(b) above), subject only to the Permitted Exceptions, and with extended coverage over all standard, or general exceptions (the “Title Policy”). The Title Policy shall also contain an affirmative endorsement insuring that there are no violations of restrictive covenants, if any, affecting the Property, and the endorsements described in Section 9(a)(i), hereof.

7.             Buyer’s Rights to Terminate this Agreement

(a)  If Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections described in Section 4, above, or with the content of the Pre-Closing deliveries described in Section 5, hereof or with the Preliminary Commitment or Survey delivered pursuant to Section 6, hereof, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller on or prior to 10:00 P.M., Chicago time on or before August 31, 2004 (the “Due Diligence Period”).

(b)  Upon termination of this Agreement pursuant to this Section 7; (i) the Earnest Money (and all interest earned thereon, if any) shall immediately be returned to Buyer by the Earnest Money Escrowee, (ii) neither party shall have any further liability or obligation to the other except for the Post-Termination Obligations, as hereinafter defined in subsection 7(c), and (iii) Buyer, upon five-days prior written notice from Seller, shall return to Seller any documents received from Seller, and shall thereafter keep all confidential information received as a result of its inspection in confidence.  Nothing contained in Section 4, or this Section 7, regarding Buyer’s confidentiality obligations shall prohibit or restrict Buyer from disclosing any confidential information received by Buyer from Seller to lawyers, accountants, auditors or other professionals utilized by Buyer as part of its due diligence investigations, or any lender or due diligence officer or personnel of any broker-dealer for the sale of securities or as may be required by law.

(c)  As used in this Agreement, the “Post-Termination Obligations” shall mean and refer to the indemnity and repair provisions of Section 4, the indemnity provisions of Section 14 hereof, and Buyer’s confidentiality obligations described under Section 4 and subsection 7(b), hereof. Such Post-Termination Obligations shall survive any termination of this Agreement.

8.             Prorations and Adjustments

The following items shall be prorated and adjusted between Buyer and Seller at the Closing:

(a)  Security deposits described by the Leases shall be credited to Buyer at Closing. Real estate property taxes and assessments due and payable prior to the date of Closing shall be paid in full on or prior to the Closing date. Real estate property taxes and assessments accrued and assessed against the Property but not yet due and payable shall be accounted for and prorated as of the date of Closing on the basis of the most currently issued (at the time of Closing) real estate tax bills and the net credit to Buyer shall be paid in cash or as a credit against the Purchase Price; provided, however, real estate taxes attributable to tenants who either reimburse annually or pay the taxing authority directly shall not be prorated at Closing. The real estate taxes shall be reprorated within ninety (90)

days of issuance of the actual tax bills. In addition, any deposits for real estate taxes and assessments made by any tenant(s) shall be credited to Buyer at Closing and shall be treated as a like-amount reduction in Buyer’s real estate tax proration. If any general or special assessment (as contrasted to ad valorem taxes) are payable in installments, Buyer shall receive a cash credit at Closing for the gross amount due

(b)  Rent, percentage rent and reimbursements for common area maintenance charges, insurance premiums and other lease charges (other than real estate taxes and assessments, which shall be accounted for and prorated as provided in subsection 8(a) above) shall be accounted for and prorated as follows: except as otherwise provided in this Agreement, Buyer shall be entitled to all rents, percentage rent, miscellaneous income and reimbursements for common area maintenance charges, insurance premiums and other lease charges (other than real estate taxes and assessments) accruing on the date of and after the Closing, and Seller shall be entitled to all such items, if any, accruing prior to the Closing.  At Closing, Seller shall credit Buyer in an amount equal to the scheduled rent and reimbursements through the end of the month in which Closing occurs and Seller shall retain such payments as received from the tenants. Seller and Buyer further agree that percentage rent for each tenant shall be prorated as of the Closing based upon the amount of percentage rent, if any, that was payable by such tenant in the most recently completed percentage rent year under its Lease as to which the final amount of percentage rent, if any, that is owing has been determined (but with such adjustments, if any, as Seller and Buyer mutually and reasonably agree are appropriate due to any change in the manner of calculation of percentage rent that is owing from such tenant with respect to any period as to which a proration is applicable). Seller shall not receive any credit at Closing with respect to any unpaid accrued rents, percentage rents and reimbursements for common area maintenance charges, insurance premiums and other lease charges owing from tenants of the Property as of the Closing date. Seller shall not retain any security deposits or prepaid rent to offset any unpaid accrued rent or other unpaid amounts. With respect to any such unpaid amounts, (x) Seller shall retain the right, at its expense, to sue the applicable tenant for collection of any such unpaid amounts and, to the extent the applicable lease permits, collection costs and interest (and, in such regard, Buyer agrees to cooperate reasonably with any efforts by Seller to collect the aforesaid unpaid amounts; provided, however, Seller shall not be entitled to sue for possession), and provided further that Seller shall reimburse Buyer for any cost or expense incurred by Buyer in connection with such cooperation, and (y) if Buyer collects any such unpaid amounts, Buyer shall promptly pay such amounts to Seller (and in such regard, if Buyer receives any amount from a tenant of the Property as to which such tenant specifically informs Buyer in writing to which lease obligation such payment is to be applied, Buyer shall so apply such payment; if such tenant does not so inform Buyer relative to how a particular payment is to be applied, Buyer shall be entitled to apply such payment first, on account of past due amounts owed to Buyer; second, on account of current amounts owed to Buyer; and third, on account of past due amounts owed to Seller).

(c)  Expense prorations - Except insofar as the same constitute expenses pro ratable under subsection 8(a) or 8(b) above, utility charges and deposits, fuels and all other items of expense customarily prorated on the transfer of properties similar to the Property shall be prorated on an accrual basis as of the Closing date on the basis of the most recent ascertainable bills or on other reliable information with respect to each item of expense.  In the alternative Seller will provide Buyer with a certification that no additional proratable items exist with respect to the Property.

(d)  For purposes of calculating prorations and adjustments, Buyer shall be deemed to be in title to the Property, and therefore entitled to income therefrom and responsible for the expenses thereof, for the entire day on which the Closing occurs provided that Seller receives the funds due to Seller at Closing at or prior to 2:00 p.m., Atlanta, Georgia time, on the Closing date, it being understood and agreed that, if the funds are received after such time on the Closing date, Seller shall be deemed in title to the Property as aforesaid for the entire day on which the Closing occurs.  In the event of any computational mistake or error, the parties shall make an appropriate adjustment(s) in cash between them to correct such mistake or error promptly after the discovery thereof. Otherwise, Buyer and Seller agree to adjust Closing adjustments between the parties within 120-days after the applicable calendar year-end period. Any amounts due shall be paid by the other party within 15-days after receipt of notice of the amount due together with supporting documentation.

(e)  The principal balance due and owing under the Note as of the date of Closing, together with accrued and unpaid interest under the Note to the date of Closing, shall be credited to Buyer at Closing. At Closing, Seller shall be credited in an amount equal to the real estate tax escrow held by Lender.

(f)  The obligations of Buyer and Seller set forth in this Section 8 shall survive the Closing.

9.             Costs to Buyer and Seller; Financing Costs.

(a)  Seller shall pay the following:

(i)                                     the costs of the Survey (to the maximum expense of $5,000.00);

(ii)                                  the costs of: the title commitment, the copies of documents of record, the issuance of the Title policy together with all Buyer required endorsements (to the maximum expense of $50,000.00); and the cost of any title curative endorsements;

(iii)                               one-half of all escrow fees and one-half of all “NY Style” closing fees;

(iv)                              all State, County and local or municipal transfer taxes;

(v)                                 the cost of recording releases of any mortgage or other liens, or of any other instruments, that do not constitute Permitted Exceptions;

(vi)                              the costs of Seller’s counsel; and

(vii)                           the costs of the Broker (as hereinafter defined).

(b)  Buyer shall pay costs of Buyer’s counsel, all recording or filing fees (other than recording fees for which Seller is responsible as provided in subsection 9(a)(v) above), one-half of all escrow fees, and one-half of all “NY Style” closing fees, all Loan assumption fees payable to Lender, the costs of the Survey in excess of $5,000.00, and all title charges (except charges related to title curative endorsements) in excess of $50,000,00.

10.           Conditions Precedent to Buyer’s Obligation.

Buyer’s obligation to perform under this Agreement is subject to and contingent upon the following described matters. In the event such conditions are not satisfied, Buyer may terminate this Agreement by written notice to Seller prior to Closing, and upon any such termination the Earnest Money shall immediately be returned to Buyer and this Agreement shall be null and void, except for the provisions hereof that expressly survive the termination of this Agreement.

(a)  Title Condition of the Property.

The Title Company’s issuing or committing to issue the Title Policy insuring that fee simple title to the Property is vested in Buyer as required in subsection 6(d) hereof.

(b)  Completeness, Truth and Accuracy.

The completeness, truth and accuracy in all material respects, of the Rent Roll, and any certifications, schedules, covenants and statements prepared and executed by Seller as part of the Pre-Closing Deliveries, the completeness in all material respects of the Leases delivered by Seller as part of the Pre-Closing Deliveries, the completeness, truth and accuracy in all material respects, as of Closing, of the representations of Seller contained in Section 11 hereof, and the performance by Seller, to the extent possible by the date of Closing, of the covenants contained in Section 11 hereof. It shall be a condition to Buyer’s obligation to close with respect to the Property that, at the Closing, Seller shall deliver to Buyer a Certificate that shall confirm the truth and accuracy in all material respects, as of Closing, of Seller’s representations contained in this Agreement, and the representations contained in such certificate, as well as any continuing obligations of Seller hereunder, shall survive the Closing for a period of twelve (12) months.

(c)  Other Conditions.

The other conditions to Buyer’s obligation to close as set forth in subsection 7(a), Section 15, Section 16, or elsewhere in this Agreement, including the performance by Seller of all its obligations hereunder in all material respects, being satisfied.

(d)  Estoppels.

The receipt by Buyer of the tenant and REA estoppel letters described in Section 16(a), hereof.

(e)  Loan Assumption.

(i) that Seller shall not be in default under the Loan as of the date of Closing, (ii) that the Lender allows assumption of the Loan by Buyer, on such terms as are reasonably acceptable to Buyer (as determined by Buyer during the Due Diligence Period), and (iii) that Buyer receives the estoppel certificate, in form and substance reasonably acceptable to Buyer, described in Section 12 (b)(ix), hereof. (Buyer shall determine its satisfaction of the availability and form of the estoppel during the Due Diligence Period.) In the event such conditions are not satisfied as of the date of Closing, Buyer may terminate this Agreement by written notice to Seller prior to Closing, and upon any such termination the Earnest Money shall immediately be returned to Buyer and this Agreement shall be null and void. Interest accrued but unpaid (and not yet due) under the Note as of Closing shall be prorated between Buyer and Seller as of the date of Closing and thereafter paid by Buyer when due. Any prepaid charges under the Note and Loan shall be pro rated to the date of Closing, with Seller receiving a credit for the portion relating to the period after the date of Closing and for the real estate tax escrow held by Lender in connection with the Loan. Buyer and Seller agree to cause affiliates that may have signed or may be required to sign guaranties or other Loan Documents, to execute and deliver the documents required to effect assumption of the Loan by Buyer. Notwithstanding any provision herein to the contrary, if, at any time, Lender rejects Buyer as the transferee of the Loan or if Lender fails to approve Buyer as transferee of the Loan on or before the date of Closing, or if Buyer and Lender are not able to reasonably agree upon the form of Loan assumption documents, either Buyer or Seller may elect to terminate this Agreement by delivery of written notice to the other, and upon such termination by Buyer or Seller, the Earnest Money and all interest, if any, earned thereon shall then immediately be returned to Buyer and this Agreement shall be null and void.

Buyer hereby agrees, from and after the date of Closing, that it shall fully perform the obligations of Seller under the Loan Documents, and shall indemnify, defend and hold harmless Seller from and against any and all claims, actions, liabilities, liens, obligations, losses and costs (including without limitation reasonable attorneys’ fees) arising and accruing in connection with the Loan and the Loan Documents from and after the date of Closing, these obligations to survive Closing under this Agreement and shall not be merged with delivery of the Deed. Seller agrees to indemnify, defend and hold harmless Buyer (or its nominee) from and against any and all claims, actions, liabilities, liens, obligations, losses and costs (including without limitation reasonable attorneys’ fees) arising and accruing in connection with the Loan and the Loan Documents prior to the date of Closing, these obligations to survive Closing under this Agreement and shall not be merged with delivery of the Deed. Buyer also agrees to cooperate with Seller’s efforts to obtain the release by Lender of any liability of Seller under the Loan Documents from and after the date of Closing.

11.  Representations and Covenants of Seller

Seller hereby makes the following representations and covenants to Buyer with regard to the Property, all of which representations and covenants shall be deemed remade as of Closing and shall survive the Closing for a period of twelve (12) months:

(a)  As of the date hereof, (i) Seller, to its knowledge, is not aware of and has received no written building code violation notices with respect to the Property (other than notices of violations which have been removed or corrected); and (ii) Seller, to its knowledge, is not aware of and has received no written notices of any action or governmental proceeding in eminent domain, or for a zoning change, which would affect the Property; and (iii) Seller to its knowledge, is not aware of any structural problems in the improvements constructed upon the Property.

(b)  As of the date hereof, there are no leases or rental agreements affecting the Property other than the Leases delivered by Seller to Buyer pursuant to subsection 5(a) above. The Leases do not grant any tenant a right to purchase all or any part of the Property.  Between the date hereof and the earlier of the Closing date or the termination of this Agreement, Seller shall not amend, modify or terminate the Leases, or enter into new leases, of space at the Property, other than in accordance with subsection16(b) below.  As of the date hereof, Seller is the holder of all of the landlord’s right, title and interest in, to and under the Leases. To the best of Seller’s knowledge, Seller has not received, nor is Seller aware of, any claim from any tenant under the Leases alleging any type of uncured default by the landlord under the Leases or demanding any work or payment from landlord.

(c)  Except as may be disclosed in the Pre-Closing Deliveries, there are no persons employed by Seller in connection with the operation of the Property, and except as may be disclosed in the Pre-Closing Deliveries, there are no maintenance, advertising, management, leasing, employment, or service contracts affecting the Property that will be in effect at Closing unless expressly assumed in writing by Buyer. Otherwise, Seller shall terminate any such employee and any such contracts (not expressly assumed by Buyer) at or prior to Closing.

(d)  That (i) Seller has the capacity and requisite authority to enter into and carry out this Agreement and the transactions contemplated hereby and will provide evidence thereof to Buyer at Closing; (ii) Seller owns fee simple title to the Property subject to all matters of record; and (iii) no third party has any right to purchase all or any part of Property.

(e)  Except as otherwise expressly provided herein, Seller shall not further encumber the Property or any of the improvements or personal property located thereon. Between the date of this Agreement and the earlier of the Closing date or the termination of this Agreement, Seller shall not voluntarily create any exception to title to the Property other than in accordance with subsection 16(b) below.

(f)  To the best of Seller’s knowledge, as of the date hereof, there is no suit, action or arbitration, or legal or other proceeding or governmental investigation, pending which materially and adversely affects the Property.

(g)  To the best of Seller’s knowledge, as of the date hereof, there exists at the Property no violation of any applicable federal, state or local law, statute, ordinance, rule or regulation regulating the use, generation, storage, handling or disposal of any hazardous wastes, toxic, hazardous or dangerous substances or similar substances or materials defined as hazardous, toxic or environmentally unsafe under any of the aforesaid laws, statutes, ordinances, rules or regulations.

(h)  No change in the manner of calculation of percentage rent will occur from the date of delivery of the

Pre-Closing Deliveries under Section 5 hereof, through the date of Closing, except as expressly set forth in the Leases.

(i) Seller hereby agrees to indemnify, defend and hold harmless Buyer from and against any and all claims, losses, costs and expenses arising in regard to any unpaid sales lien owed to the State of Georgia Department of Revenue and based upon sales made during the period of time the Property was owned by Seller.

“Seller’s knowledge,” is hereby defined as the knowledge of Leilani Jones, manager of the Property, and Edward M. Harrington, President of SDB.

12.  Possession; Closing Documents.

(a)  Possession. Full possession of the Property (subject to the rights of the tenants under the Leases and any other Permitted Exceptions) shall be delivered to Buyer by Seller at Closing.

(b)  Seller’s Closing Documents. At Closing, Seller shall deliver, or cause to be delivered, to Buyer the following, each in form reasonably acceptable to Buyer:

(i) A Special Warranty Deed with regard to the Property.

(ii) An Assignment of Leases executed by Seller and in the form of Exhibit B attached hereto and relating to the Leases (which instrument shall also be executed by Seller’s managing agent, if any), and the original Leases.

(iii) As to any warranties for materials and workmanship (e.g. roof, HVAC, parking lot-including, by way of illustration and not limitation, the roof warranty for materials and workmanship for the Ingles demised premises), copies thereof and an assignment executed by Seller of all of its right, title and interest in, to and under the same, and also the original transfer of such warranties assented to by the material and/or service provider at no cost or expense to Buyer.

(iv) All as-built plans and specifications, if any, relative to the Property in the possession or control of Seller.

(v) All certificates of occupancy, building permits and similar governmental approvals affecting the Property.

(vi) A Closing and Proration Statement conforming to the proration and other relevant provisions of this Agreement.

(vii) Letters to the tenants of the Property in the form attached hereto as Exhibit I, and made a part hereof.

(viii) The tenant estoppel letters and REA estoppel letters required to be delivered pursuant to subsection 16(a) hereof.

(ix) An estoppel certificate from the Lender addressed to Buyer, stating: (a) that no default then exists under the terms of the Loan, and (b) the amount of principal and interest due and owing under the Loan at the time of Closing, and (c) the amount of the real estate tax deposit escrow then being held by Lender pursuant to the terms of the Loan.

(x) An Audit Letter addressed to Buyer’s accountants in the form attached hereto as Exhibit G, and made a part hereof.

(xi) Such other documents and instruments as may reasonably be required by Buyer and the Title Company and which may be necessary to consummate this transaction and otherwise to effect the agreements of the parties hereto.

(c) Buyer’s Closing Documents.

At Closing, Buyer shall deliver, or cause to be delivered, to Seller, the following in form and substance reasonably acceptable to Seller:

(i) Cash on account of the Purchase Price (by wire transfer or other immediately available United States funds) as required by Section 3 above.

(ii) An Assignment and Assumption of the Leases executed by Buyer and in the form of Exhibit B attached hereto, and relating to the Leases in effect at Closing.

(iii) An assumption by Buyer of the warranties and contracts that are being assigned to Buyer.

(iv) A Closing and Proration Statement conforming to the proration and other relevant provisions of this Agreement.

(v) The Loan assumption documentation required by Lender and the Title Company.

(vi) Such other documents and instruments as reasonably may be required by Seller and the Title Company and which may be necessary to consummate this transaction and otherwise to effect the agreements of the parties hereto.

13.  Default.

(a)  Seller Default Discovered Prior to Closing. If, on or before the Closing date, (x) Buyer is or becomes aware that any of the representations and warranties made by Seller in this Agreement, or in any document or instrument executed by Seller and delivered to Buyer in connection with this Agreement or the Closing hereunder, including the representations made in Section 11 hereof, are not true and correct, or (y) Buyer is or becomes aware that there is any material inaccuracy in any, certifications, schedules, covenants or statements prepared and executed by Seller as part of the Pre-Closing Deliveries, or (z) Seller has failed to perform in any respect any of the covenants, agreements and indemnities contained herein or in any of the aforesaid other documents and instruments to be performed by him, her or it within the time for performance as specified herein (including Seller’s obligation to close) or therein, then, provided Buyer has notified Seller in writing of same and Seller has failed to cure such condition or circumstance or non-performance within 5 days of receipt of such notice, Buyer’s remedies on account of any such breach shall be to:

(i) terminate this Agreement by delivering written notice of Buyer’s election to terminate to Seller, in which event the Earnest Money (and all interest thereon) shall be returned immediately to Buyer and neither Seller nor Buyer shall have any further liability to the other except for the Post-Termination Obligations except that Seller will reimburse Buyer for all of its actual costs and expenses incurred in connection with its due diligence of the Property (not to exceed $100,000.00); or

(ii) complete the purchase of the Property notwithstanding Seller’s default, in which event Seller shall reimburse Buyer for all of its damages incurred as a result of Seller’s breach hereunder (not to exceed $100,000.00); or

(iii) waive any claim for damages (except for reimbursement for costs and expenses as set forth in this clause) and file an action (the “Specific Performance Action”) for specific performance of this Agreement to compel Seller to close in accordance with the terms of this Agreement, and Buyer shall be entitled to reimbursement for all of its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such Specific Performance Action, if it prevails.

(b)  Buyer Default. In the event that Buyer shall have failed to perform in any material respect any of the covenants, agreements and indemnities contained herein to be performed by Buyer within the time for performance as specified herein (including Buyer’s obligation to close), and provided Seller has notified Buyer in writing of the same and Buyer has failed to cure such condition or circumstance or non-performance within 5-days of receipt of such notice, Seller’s sole remedy on account thereof shall be to terminate this Agreement by delivering written notice of its election to so terminate to Buyer, in which event the Earnest Money (not including any interest thereon which shall be paid to Buyer) shall be paid to Seller as liquidated damages, it being understood that Seller’s actual damages in the event of such default are difficult to ascertain and that such proceeds represent the parties’ best current estimate of such damage and thereupon neither party shall have any further obligation to the other under this Agreement except for the Post-Termination Obligations.

14.  Brokerage.

Seller and Buyer acknowledge that Steven D. Bell & Company (the “Broker”) has participated as a broker or consultant to Seller in this transaction. Seller shall pay the Broker’s commission from the Closing Escrow pursuant to an agreement between Seller and Broker. In addition, at or prior to Closing, Seller shall pay any and all leasing fees and commissions due and payable in connection with any Lease. Buyer and Seller each represent and warrant to the other that they have dealt with no other brokers, finders or intermediaries of any kind in connection with this transaction. Seller does hereby indemnify and agree to hold Buyer harmless from and against any and all causes, claims, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including, without limitation, reasonable attorneys’ fees and court costs) in connection with any claim for commissions, fees, compensation or other charges relating in any way to any Lease and this transaction, or the consummation thereof, which may be made by any person, firm or entity (including Broker) as the result of any of Seller’s acts or the acts of Seller’s representatives, or as a result of Seller’s breach of its representations to Buyer contained in this Section. Buyer does hereby indemnify and agree to hold Seller harmless from and against any and all causes, claims, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including, without limitation, reasonable attorney’s fees and court costs) in connection with any claim for commissions, fees, compensation or other charges relating in any way to this transaction, or the consummation thereof, which may be made by any person, firm, or entity (excluding Broker) as the result of any of Buyer’s acts or the acts of Buyer’s representatives, or as a result of Buyer’s breach of its representations to Seller contained in this Section. The obligations of Buyer and Seller under this Section 14 shall survive any termination of or Closing under this Agreement.

15.  Buyer’s Condition Precedent as to Property Tenancies.

(a)  It is a condition to Buyer’s obligation to close that as of the date of Closing: (i) all Anchor and National Credit Tenant spaces (as hereinafter defined) and all Non-Anchor/Non-Credit spaces (as hereinafter defined) be leased to tenants under leases with all Tenant Conditions (as hereinafter defined) having been fulfilled, pursuant to the Rent Roll attached hereto as Exhibit E, and made a part hereof; provided, however an annual vacancy factor attributable to Non-Anchor/Non-Credit Tenants of $35,124 Base Rent and $6,459 CAM/Insurance/Real Estate

Tax/Management Fee reimbursements (the “Reimbursements”) shall be acceptable (the “Maximum Threshold”), and (ii) all tenant improvement allowances and leasing commissions for any tenant lease shall have been fully paid and discharged (or credited to Buyer at Closing).

(b)  For purposes hereof, the “Non-Anchor/Non-Credit Tenants” shall be defined as: Dollar Exclusive, Fantastic Sams, Motherhood Maternity, Cellular Depot, Serenity Spa & Salon; The School Box, Oreck Home Care, Gecko Grill, Scrap Happy, Nails & Tan, Planet Beach, Mattress King, Orthodontic Centers, Hong Kong Cafe, Woody’s Bar B Que, Dessert Factory and Water Sports South and the Anchor and National Credit spaces shall include all other tenants on the Rent Roll.

(c)  For purposes hereof, the term “Tenant Conditions” for any Property space gross leaseable area shall be collectively defined as: (i) a signed lease with a tenant, and (ii) the tenant open for business to the public with a fully-stocked store, and (iii) the tenant paying Base Rent and Reimbursements pursuant to the Rent Roll, and (iv) all the leasing commissions and tenant improvement allowances having either been paid by Seller or credited to Buyer, (v) no material default on the part of landlord or tenant; (v) a certificate of occupancy or its equivalent issued by the local governmental authorities for such tenant’s demised premises; and (vi) receipt by Buyer of an acceptable estoppel certificate (as defined in Section 16) from the tenant.

(d)  The condition contained in 15 (a) above shall be deemed to have been met if:

(i)            In the event that, on the date of Closing, the actual annual tenant vacancy at the Property exceeds the value of $35,124 Base Rent and $6,459 Reimbursements but is less than $465,194 Base Rent and $128,228 Reimbursements, then Seller agrees that it will “Master Lease” gross leaseable area to the extent necessary to reach the Maximum Threshold, for a period of two years. Seller shall place in escrow an amount equal to two years worth of Base Rent and Reimbursements for the vacant spaces (as determined at Closing pursuant to the pro forma rental rates described by the Rent Roll), but no greater than the amount necessary to reach the Maximum Threshold, plus leasing commissions calculated at $4 per square foot and tenant improvements calculated at $15 per square foot. Buyer may draw upon the escrow monthly following Closing (prorated for any partial month). In the event that any space is leased following Closing then, at the time the Tenant Conditions are fulfilled for such space, an amount equal to the unused Base Rent, Reimbursements and any unused leasing commission and tenant improvement cost for such space, shall be remitted to Seller. Seller’s obligations pursuant to the Master Lease shall not exceed the amount in escrow and shall terminate at the earlier of the time the Maximum Threshold is reached or two years following Closing; or

(ii)           In the event that, on the date of Closing, the actual annual tenant vacancy at the Property equals or exceeds the value of $465,194 Base Rent and $128,228 Reimbursements, then Buyer shall have the option of terminating this Agreement and receiving an immediate refund of its Earnest Money.

16.  Seller’s Obligations Regarding the Leases

(a)  It shall be conditions to Buyer’s obligation to close with respect to the Property that on or prior to ten (10) days before the date of Closing under this Agreement, Buyer shall have received: (i) an estoppel certificate from BJ’s Wholesale Club, Ross, Marshall’s, Staples, Michaels, Bed, Bath & beyond, PetsMart, Books A Million, Famous Footwear, Pier One Imports, Dress Barn, Hibbets, Belk, and Longhorn (collectively, the “Anchors”), inform and substance reasonably acceptable to Buyer, and (ii) from each tenant at the Property (other than Anchors) comprising no less than 85% of the remaining (not including Anchors) Property gross leasable area (the “85% Threshold”), an estoppel certificate, substantially in the form of Exhibit C, attached hereto and by this reference made a part hereof, with non-material changes thereto, or in another form reasonably acceptable to Buyer (the Anchors may deliver their typical forms of estoppel and receipt of guarantor estoppels shall not be a condition of closing except in the case of an anchor lease guarantor); and (iii) a Seller estoppel certificate for any non-Anchor tenant not delivering an estoppel once the 85% Threshold has been met, and (iv) a REA estoppel certificate substantially in the form of Exhibit D, attached hereto and made a part hereof, from Target and from each other party to any reciprocal easement agreement (REA) or like-agreement affecting the Property. Buyer shall also have the right to contact any tenant or REA party if such tenant or REA party does not deliver an estoppel certificate or if the estoppel certificate delivered by such tenant or REA party contains material changes to the required form. Seller shall use its best efforts to resolve material changes between the estoppel certificate furnished to each tenant and REA party and the estoppel certificate received from any tenant and REA party.

(b)  Between the date of this Agreement and the earlier of the Closing or the termination of this Agreement, Seller shall not be permitted to amend, modify or terminate any Lease affecting all or any portion of the Property, or to enter into new leases of space at the Property, without first obtaining Buyer’s prior written approval which approval shall not be unreasonably withheld or delayed and shall be deemed approved if no response from Buyer is received by Seller within 5-business days of Buyer’s receipt of same.

17.  Indemnity.

From and after the date of Closing, (a) Seller agrees to indemnify, protect, defend and hold Buyer, its directors, officers, employees, partners, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Buyer or its directors, officers, employees, partners, lenders and agents), arising out of the ownership and operation of the Property prior to the Closing date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property; and (b) Buyer agrees to indemnify, protect, defend and hold Seller, its directors, officers, partners, employees, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Seller or its directors, officers, partners, employees, lenders and agents), arising out of the ownership and operation of the Property by Buyer from and after the Closing date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property.

18.  Miscellaneous

(a)  All notices, consents and approvals required by this Agreement shall be either: (i) personally delivered; or (ii) sent via facsimile transmission; or (iii) sent by overnight courier for next-business day delivery via Federal Express, UPS, Purolator or another national reputable courier. Said notices, consents and approvals shall be deemed received on the date the same are actually received or delivery thereof is refused. Said notices, consents and approvals shall be sent to the parties hereto at the following addresses, unless otherwise notified in writing:

TO SELLER:	c/o Steven D. Bell & Co. 823 North Elm Street, Suite 200 Greensboro, NC 27401 Attn: Mr. Shoffner Allison Facsimile: 336-378-9705

Copy to:	Schell Bray Aycock Abel & Livingston P.L.L.C. 230 North Elm Street, Suite 1500 Greensboro, NC 27401 Attn: Ms. Barbara R. Christy Facsimile: 336-370-8830

TO BUYER:	Inland Real Estate Acquisitions, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: Jason Lazarus Facsimile: 678-996-2140 and 630-218-4935

Copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: General Counsel Facsimile: 630-218-4900 and 630-571-2360

(b)  Waiver of Jury Trial.

Each of Seller and Buyer hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other instrument executed or delivered in connection herewith or (ii) in any way connected with or related or incidental to its dealings with respect to this Agreement or any other instrument executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each of Seller and Buyer hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury.

(c)  Entire Agreement and Amendments.

This Agreement, together with any Exhibits referred to herein, constitute the entire understanding between the parties hereto and supersedes any and all prior arrangements or understandings between the parties. This Agreement can be amended only by a writing signed by Buyer and Seller.

(d)  Exhibits.

All exhibits attached hereto are hereby incorporated by reference and made a part hereof.

(e)  Insurance; Destruction of Improvements.

Between the date of this Agreement and the earlier of the Closing date or the termination of this Agreement, Seller agrees to maintain with respect to the Property its existing casualty insurance with replacement cost and agreed amount coverage.

If prior to Closing all or any part of the Property is destroyed or damaged or is taken by condemnation, eminent domain or other governmental acquisition provisions, then the following procedues shall apply:

(i)                  If the cost of repair or replacement or the value of the governmental taking is Five Hundred Thousand Dollars ($500,000.00) or less in the reasonable opinion of Buyer’s and Seller’s respective engineering consultants, and the Leases of the Property are not terminable on account thereof (assuming any necessary repairs, replacements or alterations required under the Leases are diligently pursued by the landlord thereunder) or, if any Leases is so terminable, the tenant under such Leases has waived its termination rights and no abatement of rent occurs as a result of the damage, destruction or condemnation, Buyer shall close and take the Property as diminished by such events with no reduction in the Purchase Price, and Seller shall assign the right to all casualty insurance and condemnation proceeds due with respect to such destruction, damage or taking to Buyer, as well as, to the extent the same are assignable, the proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing and deductibles.

(ii)               If the cost of repair or replacement or the value of the governmental taking is greater than Five Hundred Thousand Dollars ($500,000.00) in the reasonable opinion of Buyer’s and Seller’s respective engineering consultants, or the Leases are terminable on account thereof (assuming any necessary repairs, replacements or alterations required under the Leases are diligently pursued by the landlord thereunder) and the tenant under such Lease has not waived its termination rights, or if an abatement of rent occurs as a result of the damage, destruction or condemnation, then Buyer, at its sole option, may elect either to (x) terminate this Agreement by written notice to Seller and receive an immediate return of the Earnest Money (and all interest thereon) and neither party shall have any further liability to the other hereunder except for the Post-Termination Obligations; or (y) accept an assignment of Seller’s rights to all casualty insurance and condemnation proceeds with respect thereto with no reduction in the Purchase Price, it being understood and agreed that, in such event, Seller shall cooperate with Buyer in the adjustment and settlement of the insurance or condemnation claim. The proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing and deductibles shall likewise, to the extent the same are assignable, be transferred and paid over to Buyer.

(iii)            In the event of a dispute between Seller and Buyer with respect to the cost of repair, restoration or replacement with respect to the matters set forth in this subsection 18(e), an engineer designated by Seller and an engineer designated by Buyer shall select an independent engineer licensed to practice in the jurisdiction where such Property is located who shall resolve such dispute. All fees, costs and expenses of the engineer so selected shall be shared equally by Buyer and Seller.

(f)  Time of the Essence.

Time is of the essence in connection with all dates or periods of time referred to herein.

(g)  Choice of Law.

This Agreement is to be governed by, and construed in accordance with, the laws of the State of Georgia.

(h)  Successors and Assigns.

Except as otherwise provided herein, the provisions and covenants contained herein shall inure to and be binding upon the heirs, successors and assigns of the parties hereto. However, Buyer shall have no right to assign any of its rights, privileges, duties or obligations under this Agreement prior to Closing, without the prior written consent of Seller in its sole discretion. Notwithstanding the foregoing, Buyer shall be permitted, without Seller’s consent, to assign its rights, privileges, duties and obligations under this Agreement to an entity which is an affiliate of The Inland Real Estate Group, Inc. Promptly following, and as a condition to, any assignment by Buyer permitted under this subsection 18(h), Buyer shall deliver to Seller an assumption by the assignee of all of Buyer’s duties and obligations under this Agreement. In the event Seller assigns its rights and obligations under this Agreement, the liability of Seller shall in no way be affected and the liability of the Seller for the representations, warranties and covenants made by the Seller herein shall continue as though no such assignment had been made.

(i)  Section Headings.

The headings of the Sections of this Agreement are inserted solely for convenience of reference, and are not intended to govern, limit or aid in the construction of any term or provision hereof.

(j)  Waiver.

No claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against either party except on the basis of a written instrument executed by or on behalf of such party. The party for whose benefit a condition is herein inserted shall have the unilateral right to waive such condition.

(k)  Further Actions.

Each of Buyer and Seller agrees to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Agreement, or any agreement or document relating hereto or entered into in connection herewith. In addition, each of Buyer and Seller agrees to use reasonable efforts (not including, without limitation, the prosecution of any litigation or other actions outside of the ordinary course of business) to cause any conditions to its obligation to close to be satisfied.

(l)  Neutral Construction.

Each of the parties hereto has been involved in the negotiation, review, and execution of this Agreement and each has had the opportunity to receive independent legal advice from attorneys of its choice with respect to the advisability of making and executing this Agreement. In the event of any dispute or controversy regarding this Agreement, the parties hereto shall be considered to be the joint authors of this Agreement and no provision of this Agreement shall be interpreted against a party hereto because of authorship.

(m)  Tax Free Exchange.  Each party hereby agrees to take reasonable actions at Closing as are reasonably necessary to help the other to effectuate a like-kind exchange of the Property pursuant to §1031 of Internal Revenue Code (the “Code”). Provided, however, that in no event shall the non-requesting party be required to sign any document, nor take title to any other real property, nor to incur any additional expenses or liability in order to effectuate the like-kind exchange. In addition, except as hereinafter provided, the Closing shall not be delayed by the requesting party. Upon notice to Buyer within 15-days prior to the date of Closing, Seller shall have the one-time right to delay the date of Closing for a period not to exceed 45-days the purpose of effectuating its §1031 like-kind exchange. Seller or Buyer, as the case may be, agrees to indemnify, defend and hold the other party harmless from and against any and all costs, expenses, claims and other liabilities of any kind arising with regard to the effectuation of a tax free exchange as described herein. Notwithstanding anything to the contrary provided herein, the non-requesting party makes no representations or warranties as to the tax treatment of the transaction contemplated hereby or the ability of the transaction contemplated to qualify for like-kind exchange treatment pursuant to § 1031 of the Code. In the event both parties desire to effectuate a like-kind exchange as described herein, each party shall pay any and all costs associated with their respective transactions.

IN WITNESS WHEREOF, Buyer and Seller have executed this document as of the day and year first herein above written.

BUYER:	Inland Real Estate Acquisitions, Inc., an Illinois corporation,

	By:	/s/ Jason A. Lazarus
Jason A. Lazarus
Authorized Agent

ON BEHALF OF ALL SELLERS:	Steven D. Bell & Company,
a North Carolina corporation, as agent

	By:	/s/ Edward M. Harrington
	Name:	Edward M. Harrington
	As Its:	President